SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 10, 2007

LEXINGTON REALTY TRUST
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-12386	13-3717318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

THE LEXINGTON MASTER LIMITED PARTNERSHIP
(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-50268	11-3636084
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Plaza, Suite 4015, New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

___           Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

___           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 10, 2007, Lexington Realty Trust (the “Trust”), through The Lexington Master Limited Partnership (the “Partnership”) and LMLP GP LLC, a wholly-owned subsidiary of the Partnership (“LMLP GP”), entered into a limited partnership agreement of Net Lease Strategic Assets Fund L.P. (the “Co-Investment Program”), dated as of August 10, 2007 (the “Partnership Agreement”), among LMLP GP, as the general partner, the Partnership, as a limited partner, and Inland American (Net Lease) Sub, LLC (“Inland”), a wholly-owned subsidiary of Inland American Real Estate Trust, Inc.

The Co-Investment Program was formed to invest in specialty single-tenant net leased assets in the United States.

In connection with the formation of the Co-Investment Program, the Partnership agreed to contribute six single tenant net leased assets to the Co-Investment Program pursuant to a contribution agreement, dated as of August 10, 2007 (the “Contribution Agreement”).

Also, in connection with the formation of the Co-Investment Program, the Trust and certain of its subsidiaries agreed to sell and the Co-Investment Program agreed to purchase, 47 primarily single tenant net leased assets pursuant to a purchase and sale agreement, dated as of August 10, 2007 (the “Purchase Agreement”).

The contribution of the six assets and the purchase and sale of the 47 assets, values the 53 assets at approximately $940.0 million.  The table below contains selected information about the 53 assets.  Upon the closing of the acquisition of the 53 assets, the Partnership and Inland will make initial capital contributions to the Co-Investment Program, with the Partnership’s initial capital contribution consisting of cash and the six previously mentioned assets, so that the Partnership and Inland will have percentage interests in the Co-Investment Program of 15% and 85%, respectively.

The acquisition of each of the 53 assets by the Co-Investment Program is subject to satisfaction of conditions precedent to closing, including obtaining financing on certain terms, obtaining certain consents and waivers, the continuing financial solvency of the tenants, certain other customary conditions, and, in the case of one asset, the acquisition of the asset by the Trust.  Accordingly, neither the Trust nor the Partnership can provide any assurance that the acquisition by the Co-Investment Program will be completed. In the event that the Co-Investment Program does not acquire any of the 53 assets by March 1, 2008, the Co-Investment Program will be terminated.

In addition to the initial capital contributions, the Partnership and Inland intend to invest an additional $22.5 million and $127.5 million, respectively, in the Co-Investment Program to acquire additional specialty single-tenant net leased assets.  Assuming mortgage financing of 70% of acquisition cost, the Co-Investment Program will acquire up to $1.4 billion of assets when, and if, fully funded.

Inland and the Partnership are entitled to a return on their respective investments equal to 9% per annum, with Inland’s return having a priority over the Partnership’s return. Following, the 9%

per annum, Inland and the Partnership are entitled to a return of the capital each invested, with Inland’s return of capital having a priority over the Partnership’s return of capital.  Once all capital has been returned, the Partnership will receive certain incentive distributions.

The Partnership Agreement provides each partner with a right of first offer for transfers if either the Partnership or Inland desires to sell its interest in the Co-Investment Program or cause the Co-Investment Program to sell a certain asset.  In addition, the Partnership Agreement contains a buy/sell arrangement in the event either the Partnership or Inland desires to buy the other partner’s interest in the Co-Investment Program or sell its interest in the Co-Investment Program.

The Trust’s wholly-owned taxable real estate investment trust subsidiary, Lexington Realty Advisors, Inc. (“LRA”), has entered into a management agreement with the Co-Investment Program whereby LRA will receive (1) a partnership management fee of 0.375% of the equity capital, (2) a property management fee of up to 3.0% of actual gross revenues from certain assets for which the landlord is obligated to provide property management services (contingent upon the recoverability under the applicable lease), and (3) an acquisition fee of 0.5% of the gross purchase price of each acquired asset by the Co-Investment Program under the terms of the Partnership Agreement.

The foregoing description is qualified in its entirety by reference to the Partnership Agreement, the Contribution Agreement, the Purchase Agreement and the Management Agreement, which are respectively attached as Exhibit 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

Property Location	Tenant/(Guarantor)	Net Rentable Square Feet	Current Term Lease Expiration	Estimated 2008 Cash Rent, Base (000s)	Mortgage Balance at June 30, 2007 (000s)
5201 W. Barraque Street Pine Bluff, Arkansas	Entergy Services, Inc.	27,189	10/31/2010	$192	--
19019 North 59th Avenue Glendale, Arizona	Honeywell, Inc.	252,300	07/15/2011	2,452	$14,179
8555 South River Parkway Tempe, Arizona	ASM Lithography Holding NV	95,133	06/30/2013	2,242	13,430
2005 East Technology Circle Tempe, Arizona	(i)Structure, LLC (Infocrossing, Inc.)	60,000	12/31/2025	1,128	8,367
1440 East 15th Street Tucson, Arizona	Cox Communications, Inc.	28,591	09/30/2016	465	2,280
10419 North 30th Street Tampa, Florida	Time Customer Service, Inc. (Time, Inc.)	132,981	07/31/2010	1,573	7,997
2500 Patrick Henry Parkway McDonough, Georgia	Georgia Power Company	111,911	06/30/2015	1,464	12,288
Westbridge Business Park McDonough, Georgia (1)	Litton Loan Servicing LP (Credit—Based Asset Servicing and Securitization LLC)	62,000	08/31/2017	1,100	--
3265 East Goldstone Drive Meridian, Idaho	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	77,484	06/28/2019	1,227	10,156
9601 Renner Boulevard Lenexa, Kansas	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	77,484	11/01/2019	1,248	10,391

70 Mechanic Street Foxboro, Massachusetts	Invensys Systems, Inc. (Siebe, Inc.)	251,914	07/01/2014	2,991	14,182
First Park Drive Oakland, Maine	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	08/31/2020	1,240	10,300
12000 & 12025 Tech Center Dr. Livonia, Michigan	(Kelsey-Hayes Company	180,230	04/30/2014	1,957	10,532
3943 Denny Avenue Pascagoula, Mississippi	Northrop Grumman Systems Corporation	94,841	10/31/2013	655	--
11707 Miracle Hills Drive Omaha, Nebraska	(i)Structure, LLC (Infocrossing, Inc.)	86,800	11/30/2025	1,167	8,859
29 South Jefferson Road Whippany, New Jersey	CAE SimuFlite, Inc.	76,363	11/30/2021	2,291	16,764
3201 Quail Springs Pkwy. Oklahoma City, Oklahoma (2)	AT&T Wireless Services, Inc./ Jordan Associates	128,500	11/30/2010	685	14,749
2999 SW 6th Street Redmond, Oregon	Voicestream PCS I LLC (T-Mobile USA, Inc.)	77,484	01/31/2019	1,435	9,678
265 Lehigh Street Allentown, Pennsylvania	Wachovia	71,230	10/31/2010	248	--
420 Riverport Road Kingsport, Tennessee	American Electric Power	42,770	06/30/2013	390	--
2401 Cherahala Boulevard Knoxville, Tennessee	Advance PCS, Inc.	59,748	05/31/2013	900	5,054
1401 & 1501 Nolan Ryan Pkwy. Arlington, Texas	Siemens Dematic Postal Automation, L.P.	236,547	01/31/2014	2,385	21,012
601 & 701 Experian Pkwy. Allen, Texas	Experian Information Solutions, Inc. (TRW Inc.)	292,700	10/15/2010	3,624	30,582
1200 Jupiter Road Garland, Texas (3)	Raytheon Company	278,759	05/31/2011	911	--
2529 West Thorne Drive Houston, Texas	Baker Hughes, Inc.	65,500	09/27/2015	810	7,218
26410 McDonald Road The Woodlands, Texas	Montgomery County Management Company LLC	41,000	10/31/2019	718	7,500
3711 San Gabirel Mission, Texas	Voicestream PCS II Corporation (T-Mobile USA, Inc.)	75,016	06/30/2015	900	6,359
12645 W. Airport Road Sugar Land, Texas	Baker Hughes, Inc.	165,836	09/27/2015	1,952	16,372
11555 University Blvd. Sugar Land, Texas	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	72,683	11/30/2020	1,114	9,812
1600 Eberhardt Road Temple, Texas	Nextel of Texas	108,800	01/31/2016	1,523	8,820
6455 State Hwy 303 NE Bremerton, Washington	Nextel West Corporation	60,200	05/14/2016	1,085	6,519
109 Stevens Street Jacksonville, Florida	Unisource Worldwide, Inc.	168,800	09/30/2009	624	--
359 Gateway Drive Lavonia, Georgia	TI Group Automotive Systems, LLC	133,221	05/31/2000	1,200	9,798
3600 Army Post Rd. Des Moines, Iowa	EDS Information Services LLC (Electronic Data Systems Corporation)	405,000	04/30/2012	2,825	22,510
3600 Southgate Drive Danville, Illinois (4)	Sygma Network, Inc. (Sysco Corporation)	205,150	10/31/2022	1,745	6,228
2935 Van Vactor Drive Plymouth, Indiana	Bay Valley Foods, LLC	300,500	06/30/2015	777	6,615
10000 Business Boulevard Dry Ridge, Kentucky	Dana Corporation	336,350	06/30/2025	1,346	10,910

730 N. Black Branch Road Elizabethtown, Kentucky	Dana Corporation	167,770	06/30/2025	537	4,312
750 N. Black Branch Road Elizabethtown, Kentucky	Dana Corporation	539,592	06/30/2025	2,838	23,029
301 Bill Bryan Boulevard Hopkinsville, Kentucky	Dana Corporation	424,904	06/30/2025	1,687	13,606
4010 Airpark Drive Owensboro, Kentucky	Dana Corporation	251,041	06/30/2025	1,208	9,925
6938 Elm Valley Drive Kalamazoo, Michigan	Dana Corporation	150,945	10/31/2021	1,843	17,359
904 Industrial Road Marshall, Michigan	Tenneco Automotive Operating Company, Inc. (Tenneco Automotive, Inc.)	195,640	08/17/2010	619	--
1901 49th Avenue Minneapolis, Minnesota	Owens Corning Roofing and Asphalt, LLC	18,620	06/30/2015	583	--
324 Industrial Park Road Franklin, North Carolina	SKF USA, Inc.	72,868	12/31/2014	395	1,532
736 Addison Road Erwin, New York	Corning, Inc.	408,000	11/30/2016	1,095	9,548
590 Ecology Lane Chester, South Carolina	Owens Corning	420,597	07/14/2025	2,185	13,232
120 S.E. Parkway Drive Franklin, Tennessee	United Technologies Corp.	289,330	12/31/2008	1,474	--
9220 Grogans Mill Road The Woodlands, Texas	Baker Hughes, Inc.	275,750	09/27/2015	2,934	25,608
2424 Alpine Road Eau Claire, Wisconsin	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	159,000	03/31/2027	930	--
101 Creger Drive Ft. Collins, Colorado	Lithia Motors	10,000	05/31/2012	275	--
11411 N. Kelly Avenue Oklahoma City, Oklahoma	American Golf Corporation	13,924	12/31/2017	475	--
25500 State Hwy 249 Tomball, Texas	Parkway Chevrolet, Inc.	77,076	08/31/2026	1,258	9,354
	Total	8,494,682		$70,925	$466,966

_________________
(1)
The Trust is currently under contract to purchase this asset.  Neither the Trust nor the Partnership can provide any assurance that the Trust will acquire this asset and subsequently sell this asset to the Co-Investment Program.

(2)	The Trust is selling its 40% tenancy-in-common interest in this asset. Estimated 2008 rent and mortgage balance represent the Trust’s proportionate share.
(3)	The Partnership is contributing its 60.5% interest in this asset. Estimated 2008 rent and mortgage balance represent the Partnership’s proportionate share.
(4)	Reflects expansion which is expected to be completed by December 31, 2007.

Item 8.01.          Other Events.

On August 13, 2007, the Trust issued a press release announcing the formation of the Co-Investment Program.  A copy of the press release issued August 13, 2007, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.          Financial Statements and Exhibits.

(d)         Exhibits

10.1	Limited Partnership Agreement, dated as of August 10, 2007, among LMLP GP LLC, The Lexington Master Limited Partnership and Inland American (Net Lease) Sub, LLC
10.2	Contribution Agreement, dated as of August 10, 2007, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.
10.3	Purchase and Sale Agreement, dated as of August 10, 2007, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.
10.4	Management Agreement, dated as of August 10, 2007, between Net Lease Strategic Assets Fund L.P. and Lexington Realty Advisors, Inc.
99.1	Press Release issued August 13, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust
Date: August 16, 2007
	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

The Lexington Master Limited Partnership

By: Lex GP-1 Trust, its general partner
Date: August 16, 2007

	By:	/s/ T. Wilson Eglin
T. Wilson Eglin
President

Exhibit Index

10.1	Limited Partnership Agreement, dated as of August 10, 2007, among LMLP GP LLC, The Lexington Master Limited Partnership and Inland American (Net Lease) Sub, LLC
10.2	Contribution Agreement, dated as of August 10, 2007, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.
10.3	Purchase and Sale Agreement, dated as of August 10, 2007, between The Lexington Master Limited Partnership and Net Lease Strategic Assets Fund L.P.
10.4	Management Agreement, dated as of August 10, 2007, between Net Lease Strategic Assets Fund L.P. and Lexington Realty Advisors, Inc.
99.1	Press Release issued August 13, 2007